UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 22, 2018

ONE MADISON CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-38348	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3 East 28th Street, 8th Floor New York, New York	10016
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +1 212-763-0930

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On January 22, 2018, One Madison Corporation (the “Company”) consummated its initial public offering (“IPO”) of 30,000,000 units (the “Units”). Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-half of one warrant of the Company (“Warrant”), each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share. The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $300,000,000.

Substantially concurrently with the closing of the IPO, the Company completed the private sale of 8,000,000 warrants (the “Private Placement Warrants”) to certain investors (the “Investors”) at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $8,000,000. The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO, except that the Investors have agreed not to transfer, assign or sell any of the Private Placement Warrants (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination. The Private Placement Warrants are also not redeemable by the Company so long as they are held by the Investors or their permitted transferees.

A total of $300,000,000, comprised of $294,000,000 of the proceeds from the IPO, including $10,500,000 of the underwriters’ deferred discount, and $6,000,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of all of the Company’s public shares if it is unable to complete its business combination within 24 months from the closing of the IPO, subject to applicable law, or (iii) the redemption of the Company’s public shares properly submitted in connection with a shareholder vote to approve an amendment to the Company’s amended and restated memorandum and articles of association that would affect the substance or timing of the Company’s obligation to redeem 100% of its public shares if the Company has not consummated an initial business combination within 24 months from the closing of the IPO.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s registration statement (File No. 333-220956):

•	An Underwriting Agreement, dated January 17, 2018, among the Company and Credit Suisse Securities (USA) LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters.

•	A Warrant Agreement, dated January 17, 2018, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

•	A Letter Agreement, dated January 17, 2018, among the Company, the Sponsor, its officers and directors and One Madison Group LLC (the “Sponsor”).

•	An Investment Management Trust Agreement, dated January 17, 2018, between the Company and Continental Stock Transfer & Trust Company, as trustee.

•	A Registration Rights Agreement, dated January 17, 2018, between the Company, the Sponsor and the Investors.

•	An Administrative Services Agreement, dated January 17, 2018, between the Company and the Sponsor.

•	Private Placement Warrants Purchase Agreements, each dated January 17, 2018, among the Company and each of the Investors.

•	Indemnity Agreements, each dated January 17, 2018, between the Company and each of its executive officers and directors.

On January 17, 2018, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated January 17, 2018, among the Company and Credit Suisse Securities (USA) LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters
4.4	Warrant Agreement, dated January 17, 2018, between the Company and Continental Stock Transfer & Trust Company, as warrant agent
10.1	Letter Agreement, dated January 17, 2018, among the Company, One Madison Group LLC and the Company’s officers and directors
10.2	Investment Management Trust Agreement, dated January 17, 2018, between the Company and Continental Stock Transfer & Trust Company, as trustee
10.3	Registration Rights Agreement, dated January 17, 2018, between the Company, One Madison Group LLC and certain investors
10.4	Administrative Services Agreement, dated January 17, 2018, between the Company and One Madison Group LLC
10.5	Private Placement Warrants Purchase Agreement, dated January 17, 2018, between the Company and JS Capital, LP
10.6	Private Placement Warrants Purchase Agreement, dated January 17, 2018, between the Company and Omar Asali
10.7	Private Placement Warrants Purchase Agreement, dated January 17, 2018, between the Company and Soros Capital LP
10.8	Private Placement Warrants Purchase Agreement, dated January 17, 2018, between the Company and BSOF Master Fund L.P.
10.9	Private Placement Warrants Purchase Agreement, dated January 17, 2018, between the Company and BSOF Master Fund II L.P.
10.10	Indemnity Agreement, dated January 17, 2018, between the Company and Michael A. Jones
10.11	Indemnity Agreement, dated January 17, 2018, between the Company and Thomas F. Corley
10.12	Indemnity Agreement, dated January 17, 2018, between the Company and Robert C. King
10.13	Indemnity Agreement, dated January 17, 2018, between the Company and Keith R. McLoughlin
10.14	Indemnity Agreement, dated January 17, 2018, between the Company and Omar M. Asali
10.15	Indemnity Agreement, dated January 17, 2018, between the Company and Bharani Bobba
10.16	Indemnity Agreement, dated January 17, 2018, between the Company and William Drew
99.1	Press Release, dated January 17, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 22, 2018
ONE MADISON CORPORATION

	By:	/s/ Bharani Bobba
Bharani Bobba
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
1.1	Underwriting Agreement, dated January 17, 2018, among the Company and Credit Suisse Securities (USA) LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters
4.4	Warrant Agreement, dated January 17, 2018, between the Company and Continental Stock Transfer & Trust Company, as warrant agent
10.1	Letter Agreement, dated January 17, 2018, among the Company, One Madison Group LLC and the Company’s officers and directors
10.2	Investment Management Trust Agreement, dated January 17, 2018, between the Company and Continental Stock Transfer & Trust Company, as trustee
10.3	Registration Rights Agreement, dated January 17, 2018, between the Company, One Madison Group LLC and certain investors
10.4	Administrative Services Agreement, dated January 17, 2018, between the Company and One Madison Group LLC
10.5	Private Placement Warrants Purchase Agreement, dated January 17, 2018, between the Company and JS Capital, LP
10.6	Private Placement Warrants Purchase Agreement, dated January 17, 2018, between the Company and Omar Asali
10.7	Private Placement Warrants Purchase Agreement, dated January 17, 2018, between the Company and Soros Capital LP
10.8	Private Placement Warrants Purchase Agreement, dated January 17, 2018, between the Company and BSOF Master Fund L.P.
10.9	Private Placement Warrants Purchase Agreement, dated January 17, 2018, between the Company and BSOF Master Fund II L.P.
10.10	Indemnity Agreement, dated January 17, 2018, between the Company and Michael A. Jones
10.11	Indemnity Agreement, dated January 17, 2018, between the Company and Thomas F. Corley
10.12	Indemnity Agreement, dated January 17, 2018, between the Company and Robert C. King
10.13	Indemnity Agreement, dated January 17, 2018, between the Company and Keith R. McLoughlin
10.14	Indemnity Agreement, dated January 17, 2018, between the Company and Omar M. Asali
10.15	Indemnity Agreement, dated January 17, 2018, between the Company and Bharani Bobba
10.16	Indemnity Agreement, dated January 17, 2018, between the Company and William Drew
99.1	Press Release, dated January 17, 2018